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                                                                    EXHIBIT 10.2

                     AMENDMENT TO THE ISDA MASTER AGREEMENT

      THIS AMENDMENT, dated as of August 28, 2006 (the "Amendment"), between BANK OF AMERICA, N.A., successor to Fleet National Bank ("Party A") and WRIGHT EXPRESS CORPORATION ("Party B")

                               W I T N E S S E T H

      WHEREAS, Party A and Party B have previously entered into a certain ISDA Master Agreement, dated as of April 20, 2005 (the "Master Agreement"), (the Master Agreement, including the Schedule thereto and the Confirmations (each as defined therein), the "Agreement"); and

      WHEREAS, upon execution of this Amendment, the parties now desire to amend the Agreement, as hereinafter provided;

1.    AMENDMENT.

PART 4(f) OF THE SCHEDULE TO THE AGREEMENT IS HEREBY AMENDED BY DELETING IT IN ITS ENTIRETY AND REPLACING WITH THE FOLLOWING:

      CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:-

      Each of the following, as amended, supplemented, modified, renewed, replaced, consolidated, substituted or extended from time to time, is a "Credit Support Document":

      In relation to Party B,

      the ISDA Credit Support Annex (the "Annex") between Party A and Party B attached hereto and made a part of this Agreement.

2. REPRESENTATIONS. In order to induce each other to enter into this Amendment, each party hereto makes, as of the date hereof, the representations set forth in Section 3(a) and (b) of the Agreement; provided that the phrase "this Agreement," as used in Sections 3(a) and
      (b) shall mean (for the purpose of this paragraph 2 only) both this Amendment and the Agreement as amended hereby.

3. ENTIRE AGREEMENT. This Amendment constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communications or prior writings (except as otherwise provided herein) with respect thereto. Except as expressly amended herein, all of the provisions of the Master Agreement shall remain in full force and effect, and all references to the Agreement in the Agreement or any document related thereto shall for all purposes constitute

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      references to the Agreement as amended hereby. This Amendment shall in no way operate as a novation, release, or discharge of any of the provisions of the Master Agreement (except as amended herein), or any indebtedness thereby evidenced.

4. DOCUMENTS TO BE DELIVERED. Simultaneously with its delivery of this Amendment executed by it, each party hereto shall deliver to the other evidence of all authorizations, approvals and other actions necessary for that party to execute and deliver this Amendment and evidence of the specimen signatures, authority and incumbency of each person executing this Amendment on that party's behalf (unless such evidence has previously been supplied pursuant to the Agreement and remains correct and in effect).

5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without reference to its conflict of laws doctrine, except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A.                             WRIGHT EXPRESS CORPORATION

By: /s/ Roger H. Heintzelman                      By: /s/ Greg Strzegowski
    -----------------------------------               --------------------------
  Name: Roger H. Heintzelman                        Name: Greg Strzegowski
  Title: Senior Vice President                      Title: VP and Controller

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